                                                                     Exhibit 3.3



                                    SIXTEENTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.



                            Dated as of July 25, 2001



         THIS SIXTEENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment") is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1998, and the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, and the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, and the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, and the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, and the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, and the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999, and the Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, and the Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, and the Eleventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 24, 1999, and the Twelfth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 1, 2000, and the Thirteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 25, 2000, and the Fourteenth Amendment to

Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 8, 2000, and the Fifteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 15, 2000 (as so amended and as the same may be further amended, the "Agreement").

         WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Interests designated as Series F-1 Preferred Units (the "Series F-1 Preferred Units");

         WHEREAS, on November 1, 1999, the Partnership and 58 Lexington Associates L.P., a New York limited partnership ("58 Lexington"), entered into an Agreement for Contribution of Property pursuant to which the Partnership agreed to acquire 58 Lexington's leasehold interests in certain New York City real property assets in exchange for the issuance by the Partnership to 58 Lexington of 400,000 Series F-1 Preferred Units;

         WHEREAS, Section 4.2.A of the Agreement grants the General Partner authority to cause the Partnership to issue interests in the Partnership to a person other than the General Partner in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as may be determined by the General Partner in its sole and absolute discretion so long as the issuance does not violate
Section 4.2.E of the Agreement;

         WHEREAS, the General Partner has determined that the establishment and issuance of the Series F-1 Preferred Units will not violate Section 4.2.E of the Agreement;

         WHEREAS, the General Partner desires to amend the Agreement to set forth the terms of the Series F-1 Preferred Units;

         WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

         WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;


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
         NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

          1. The exhibit attached to this Amendment as Attachment 1 is hereby added to the Agreement as Exhibit R thereof.

          2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

          "S. Issuance of Series F-1 Preferred Units. The Partnership is authorized to issue a series designated as "Series F-1 Preferred Units", which units shall have the terms set forth in Exhibit R attached hereto and made part hereof."

          3. In making distributions pursuant to Section 5.1.B of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit R to the Agreement, including, but not limited to, Paragraph 2.F(ii) thereof.

          4. Section 8.6 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

          "I. Series F-1 Preferred Unit Exception. Holders of Series F-1 Preferred Units shall not be entitled to the Redemption Right provided for in Section 8.6.A of this Agreement."

          5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

          6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

                          SIGNATURES ON FOLLOWING PAGE

         IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                       VORNADO REALTY TRUST


                                       By:  /s/ JOSEPH MACNOW
                                           _____________________________________
                                              Name:  Joseph Macnow
                                              Title:  Executive Vice President -
                                                Finance and Administration and
                                                Chief Financial Officer

                                                                    Attachment 1

                                    EXHIBIT R
          DESIGNATION OF THE PREFERENCES, RESTRICTIONS, LIMITATIONS AS
                             TO DISTRIBUTIONS, TERMS
                   AND CONDITIONS OF REDEMPTION, VOTING POWERS
                            AND OTHER QUALIFICATIONS

                                     OF THE

                           SERIES F-1 PREFERRED UNITS


1.           Definitions.

             When used herein, the following terms shall have the definitions set forth below; all other capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement and the Exhibits thereto.

             "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

             "CSCR" shall have the meaning specified in Paragraph 2.H(ii) below.

             "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on the first such date after the issuance of the Series F-1 Preferred Units; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day the distribution payment due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

             "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the Initial Distribution Period).

             "Excess Units" shall have the meaning specified in Paragraph 2.H(ii) below.

             "Initial Distribution Period" with respect to each Series F-1 Preferred Unit shall mean the quarterly distribution period commencing on the date of issuance of such unit and ending on (and including) the day preceding the first day of the next succeeding Distribution Period.

             "Junior Units" shall have the meaning set forth in Paragraph 2.F(i)(c) below.

             "Liquidation Preference" shall have the meaning set forth in Paragraph 2.C(i) below.

             "Parity Units" shall have the meaning set forth in Paragraph 2.F(i)(b) below.

             "Partnership Redemption Date" shall have the meaning set forth in Paragraph 2.D(i) below.

             "Redemption Amount" shall have the meaning specified in Paragraph 2.E(v) below.

             "Replacement Assets" shall have the meaning specified in Paragraph 2.E(v) below.

             "Series B Preferred Units" means collectively, the Partnership's outstanding Series B-1 Convertible Preferred Units and Series B-2 Restricted Preferred Units, the terms of which are set forth in Exhibit I to the Partnership Agreement.

             "Series F-1 Notice of Redemption" shall have the meaning set forth in Paragraph 2.E(i)(a).

             "Series F-1 Preferred Unit" means a Partnership Unit issued by the Partnership under the designation "Series F-1 Preferred Unit" and having the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit.

             "Series F-1 Redeeming Partner" shall have the meaning set forth in Paragraph 2.E(i)(a) hereof.

             "Series F-1 Redemption Price" shall have the meaning set forth in Paragraph 2.D(ii) hereof.

             "Series F-1 Redemption Right" shall have the meaning set forth in Paragraph 2.E(i)(a) hereof.

             "Series F-1 Specified Redemption Date" shall mean the first Business Day of any Distribution Period commencing with the first Distribution Period that begins on or after the second anniversary of the first issuance of Series F-1 Preferred Units and ending with the first Distribution Period in 2012; provided that the Series F-1 Redeeming Partner must have delivered the Series F-1 Notice of Redemption to the Partnership (with a copy to the General Partner) no less than 60 days prior to such first Business Day, unless the redemption in question will constitute a "block transfer" as defined in Treasury

Regulation Section 1.7704-1(e)(2), in which event the Series F-1 Redeeming Partner must have delivered the Series F-1 Notice of Redemption to the Partnership (with a copy to the General Partner) no less than ten (10) Business Days prior to such first Business Day.

             "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units or any class or series of Partnership Units ranking on a parity with the Series F-1 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series F-1 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

             "Special Trust" shall have the meaning specified in Paragraph 2.H(ii) below.

             "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.

             "Vornado Tenants" shall have the meaning specified in Paragraph 2.H(ii) below.

2.           Terms of the Series F-1 Preferred Units.

             A. Number. As of the close of business on the date of the amendment pursuant to which this Exhibit was adopted, the total number of Series F-1 Preferred Units issued and outstanding will be 400,000. The General Partner may issue additional Series F-1 Preferred Units from time to time in accordance with the terms of the Agreement, and in connection with any such additional issuance the General Partner shall revise Exhibit A to the Agreement to reflect the total number of Series F-1 Preferred Units then issued and outstanding.

            B. Distributions. (i) The holders of Series F-1 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of 9.00% of the Liquidation Preference (as defined below)

(the "Annual Distribution Rate"). Such distributions shall be cumulative from the date of issuance and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on each Distribution Payment Date commencing on the first Distribution Payment Date after the date of issuance of the Series F-1 Preferred Units; provided that the amount per Series F-1 Preferred Unit to be paid in respect of the Initial Distribution Period or any other period shorter than a full Distribution Period shall be determined in accordance with paragraph (ii) below. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

             (ii) The amount of distribution per Series F-1 Preferred Unit accruing in each full Distribution Period shall be computed by dividing the applicable Annual Distribution Rate by four and multiplying the quotient by the Liquidation Preference. The amount of distributions payable on the Series F-1 Preferred Units for the Initial Distribution Period and for any other period shorter than a full Distribution Period shall be computed on the basis of the actual number of days in such period and a 360-day year of twelve 30-day months. The holders of Series F-1 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series F-1 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series F-1 Preferred Units that may be in arrears.

             (iii) So long as any Series F-1 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series F-1 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series F-1 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series F-1 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

             (iv) So long as any Series F-1 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired by the Partnership or the General Partner (other than pursuant to Section 8.6 of the Agreement or another redemption, purchase or other acquisition right granted concurrently with the issuance of such Junior Units), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the Partnership or the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series F-1 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series F-1 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series F-1 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

             C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series F-1 Preferred Units shall be entitled to receive Twenty-Five Dollars ($25.00) per Series F-1 Preferred Unit (the "Liquidation Preference") plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to the holders of such units; but the holders of the Series F-1 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of the Series F-1 Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series F-1 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series F-1 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Paragraph 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

             (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes ranking on a parity with or prior to the Series F-1 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series F-1 Preferred Units as provided in this Paragraph C, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F-1 Preferred Units shall not be entitled to share therein.

             D. Redemption of the Series F-1 Preferred Units. (i) Except as required in Paragraph 2.E, the Series F-1 Preferred Units shall not be redeemable by the Partnership except on the first Business Day in January 2012 (the "Partnership Redemption Date") and as set forth in clause D(iv) below. On the Partnership Redemption Date, the General Partner may, at its option, cause the Partnership to redeem all or any portion of the Series F-1 Preferred Units for Class A Units of the Partnership in an amount set forth in paragraph D(ii) below and subject to the other provisions of this Paragraph 2.D; provided that if a holder of Series F-1 Preferred Units thereafter delivers a Series F-1 Notice of Redemption on or before the deadline for giving such notice and otherwise in accordance with the requirements of Paragraph 2.E(i)(a) below (and the definition of "Series F-1 Specified Redemption Date"), the Partnership will be required to honor that subsequent redemption request with respect to any Series F-1 Preferred Units referred to therein.

             (ii) Upon redemption of Series F-1 Preferred Units by the Partnership on the Partnership Redemption Date pursuant to this Paragraph 2.D, each holder of a Series F-1 Preferred Unit so redeemed shall receive the number of fully paid and non-assessable Class A Units obtained by dividing the sum of
(x) the aggregate Liquidation Preference of the Series F-1 Preferred Units being redeemed plus (y) all accrued and unpaid distributions (whether or not declared) in arrears for any Distribution Period ending on or prior to the Partnership Redemption Date by the product of the Value of a Common Share (determined as of the Partnership Redemption Date) and the Conversion Factor as in effect on such date (such number of Class A Units, the "Series F-1 Redemption Price"). Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series F-1 Preferred Units called for redemption.

             (iii) If fewer than all of the outstanding Series F-1 Preferred Units held by persons other than the General Partner are to be redeemed, the Series F-1 Preferred Units to be redeemed from each such holder (other than the General Partner, it being understood that the Partnership may elect to redeem all of the Series F-1 Preferred Units held by the General Partner prior to redeeming any other Series F-1 Preferred Units) shall be selected pro rata as nearly as practicable without creating fractional units. Any notice of redemption delivered pursuant to this Paragraph 2.D must be mailed by the

Partnership, by certified mail, postage prepaid, no later than October 1, 2011 addressed to each holder of record of the Series F-1 Preferred Units at such holder's address as it appears on the records of the Partnership. No defect in such notice shall affect the validity of the proceedings for the redemption of any Series F-1 Preferred Units, although the failure of the Partnership to mail notice in accordance with the preceding sentence on or before October 1, 2011 will constitute a waiver by the Partnership of its right to redeem pursuant to this Paragraph 2.D. In addition to any information required by law, each such notice shall state: (a) the Partnership Redemption Date, (b) the aggregate number of Series F-1 Preferred Units to be redeemed and, if fewer than all of the outstanding Series F-1 Preferred Units are to be redeemed, the number of Series F-1 Preferred Units to be redeemed held by such holder, which number shall to the extent practicable be such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series F-1 Preferred Units not held by the General Partner that the total number of Series F-1 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series F-1 Preferred Units held by persons other than the General Partner to be redeemed, (c) the place or places where such Series F-1 Preferred Units are to be surrendered for delivery of the Class A Units issuable upon redemption and (d) that delivery of such Class A Units will be made upon presentation and surrender of the certificate or certificates representing such Series F-1 Preferred Units.

             (iv) Such Series F-1 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Series F-1 Redemption Price.

             (v) On and after the Partnership Redemption Date or a redemption pursuant to clause D(iv) above, distributions will cease to accumulate on the Series F-1 Preferred Units called for redemption and, in the case of a Partner other than the General Partner, the holder of such Series F-1 Preferred Units will thereafter be deemed the holder of the Class A Units issued in exchange therefor.

             (vi) If full cumulative distributions on the Series F-1 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, then except in fulfilment of an exercise of the redemption rights set forth in Paragraph 2.E below or, in the case of Parity Units, the exercise of any similar redemption, conversion or other similar option granted concurrently with the issuance of such Parity Units, and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Partnership may not redeem Series F-1 Preferred Units held by persons other than the General Partner or any Parity Units and neither the Partnership nor the General Partner may purchase, redeem or otherwise acquire Series F-1 Preferred Units or any Parity Units other than in exchange for Junior Units.

             (vii) If fewer than all the Series F-1 Preferred Units represented by any certificate are redeemed, the Partnership shall issue new certificates representing the unredeemed Series F-1 Preferred Units without cost to the holders thereof.

             (viii) No fractional Class A Unit shall be issued upon redemption of any Series F-1 Preferred Unit pursuant to this paragraph 2.D. Instead, the Partnership or General Partner shall pay the Partner to which such fractional Class A Unit would otherwise have been issuable an amount in lieu thereof in cash based upon the Value of the Common Shares as of the date of redemption.

             (ix) Notwithstanding the prohibition on redemption during the first year following issuance of a Class A Unit stated in the first sentence of
Section 8.6.A(i) of the Agreement, the redemption rights granted in Section 8.6.A shall be available with respect to any Class A Unit issued in fulfilment of the Partnership's redemption right pursuant to this Paragraph 2.D at any time commencing on the earlier of the first May 1 or November 1 next following the issuance of such Class A Unit.

             E.    Series F-1 Preferred Unit Holder Redemption Right.

             (i) General. (a) Commencing on the date of issuance and subject to the remainder of this Paragraph 2.E, a holder of the Series F-1 Preferred Units shall have the right (the "Series F-1 Redemption Right") to require the Partnership to redeem Series F-1 Preferred Units held by it on any Series F-1 Specified Redemption Date for cash in an amount equal to the sum of (x) the aggregate Liquidation Preference of the Series F-1 Preferred Units being redeemed plus (y) any accumulated and unpaid distributions (whether or not declared) for the Series F-1 Preferred Units for any complete Distribution Periods ending prior to the Series F-1 Specified Redemption Date. Any such Series F-1 Redemption Right shall be exercised pursuant to a notice of redemption comparable to the Notice of Redemption required under Section 8.6 of the Agreement (such notice, a "Series F-1 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the partner exercising the Series F-1 Redemption Right (the "Series F-1 Redeeming Partner"). In addition, except as otherwise provided herein to the contrary, any redemption pursuant to the Series F-1 Redemption Right shall be subject to all of the provisions of the Agreement limiting redemptions under Paragraph 8.6 of the Agreement as if it were a redemption under that section.

             (b) The Series F-1 Redeeming Partner shall have no right with respect to any Series F-1 Preferred Units so redeemed to receive any distributions paid after the Series F-1 Specified Redemption Date, unless the record date for the distribution preceded the

Series F-1 Specified Redemption Date. If the record date for such distribution was a date prior to the Series F-1 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series F-1 Specified Redemption Date, such Series F-1 Redeeming Partner shall be required, as a condition of the redemption of such Series F-1 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series F-1 Preferred Units are redeemed for cash) or to the General Partner (if such Series F-1 Preferred Units are redeemed for Common Shares as permitted in Section E(ii) below). If payment of any of the redemption price required under Paragraph 2.E(i)(a) above is improperly withheld or refused and not paid by the Partnership in full, distributions on such Series F-1 Preferred Units will continue to accumulate from the originally scheduled redemption date to the date of payment, in which case the actual payment date will be considered the Series F-1 Specified Redemption Date for purposes of calculating the redemption price.

             (c) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Paragraph 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the redemption price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

             (ii) General Partner Assumption of Right. (a) If the holder of the Series F-1 Preferred Units has delivered a Series F-1 Notice of Redemption, the General Partner may, in its sole and absolute discretion, elect to assume directly and satisfy the Series F-1 Redemption Right by delivering to the Series F-1 Redeeming Partner on the Series F-1 Specified Redemption Date either (x) the cash redemption price required in Paragraph 2.E(i)(a) above or (y) a number of Common Shares equal to the quotient of (A) the aggregate Liquidation Preference of the Series F-1 Preferred Units being redeemed plus all accrued and unpaid distributions (whether or not declared) in arrears for any Distribution Period ending on or prior to the Series F-1 Specified Redemption Date divided by (B) the Value of a Common Share (determined as of the Series F-1 Specified Redemption Date); provided that the General Partner may not elect to deliver Common Shares pursuant to clause (y) of this sentence with respect to a redemption occurring on the first Business Day of the first Distribution Period in any calendar year unless the Series F-1 Redeeming Partner consents to such election in advance. In the event that the Series F-1 Redeeming Partner sells any Common Shares issued pursuant to this Paragraph 2.E(ii)(a) within thirty days of either the date of issuance of such Common Shares or, if later than such date of issuance, the date when such Common Shares first become saleable without restrictions under the Securities Act of 1933, the Partnership or the General Partner shall promptly reimburse the Series F-1 Redeeming Partner for such commercially reasonable brokerage commissions as were actually incurred by the Series

F-1 Redeeming Partner in connection with that sale. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series F-1 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Series F-1 Redeeming Partner's exercise of the Series F-1 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series F-1 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Series F-1 Redeeming Partner with respect to such partner's exercise of the Series F-1 Redemption Right, and each of the Series F-1 Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Series F-1 Redeeming Partner as a sale of the partner's Series F-1 Preferred Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series F-1 Preferred Units to exercise the Series F-1 Redemption Right afforded pursuant to paragraph (i) above.

             (b) In the event that the Partnership redeems Series F-1 Preferred Units for cash in accordance with Paragraph 2.E(i)(a), the units so redeemed shall be terminated. In the event that the General Partner determines to acquire the Series F-1 Redeeming Partner's Series F-1 Preferred Units, whether for cash or Common Shares, then upon acquisition of such units by the General Partner, the General Partner shall be treated for all purposes of the Agreement as the owner of those Series F-1 Preferred Units so acquired and concurrently with any such acquisition of Series F-1 Preferred Units by the General Partner for Common Shares, the Series F-1 Preferred Units so acquired shall automatically be converted into a number of Class A Units equal to the number of Class A Units that would have been issuable to the Series F-1 Redeeming Partner if its Series F-1 Preferred Units had been redeemed for Class A Units pursuant to Paragraph 2.D(ii) as of the date of acquisition by the General Partner. Regardless of the method of redemption or consideration paid, any accumulated and unpaid distributions on Series F-1 Preferred Units for any period following the most recently completed Distribution Period preceding the date of redemption shall be extinguished upon redemption.

             (c) In the event that the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Common Shares), in each case as a result of which Common Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the redemption price payable by the General Partner pursuant to Paragraph 2.E(ii)(a)(y) in lieu of a Common Share shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Common Share; and the General

Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

             (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Common Shares upon exercise of the Series F-1 Redemption Right.

             (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series F-1 Redemption Right pursuant to Section 2.E(i)(a) if (but only as long as) the delivery of Common Shares to such Partner on the Series F-1 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series F-1 Redemption Right), provided that the provisions of this clause (iii) shall not apply to any redemption on the first Business Day of the first Distribution Period of any calendar year.

             (iv) No Liens on Partnership Units Delivered for Redemption. All Series F-1 Preferred Units delivered for redemption must be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series F-1 Preferred Units which are or may be subject to any liens. In the event any state or local property transfer tax is payable as a result of the transfer of its Series F-1 Preferred Units to the Partnership or the General Partner, the Series F-1 Redeeming Partner must assume and pay such transfer tax, and if the Partnership or the General Partner determines that any such tax is owing, it will be entitled to withhold delivery of the relevant redemption price until it has received evidence satisfactory to it that such tax and any related charges or penalties have been paid in full.

             (v) Notwithstanding any provision to the contrary in this Section E, if the Series F-1 Redeeming Partner so requests in a duly delivered Series F-1 Notice of Redemption with respect to all or a portion of the Series F-1 Preferred Units on a Series F-1 Specified Redemption Date, the Partnership and the General Partner shall cooperate with the Series F-1 Redeeming Partner to purchase one or more real property assets designated by such Partner (the "Replacement Assets") for a total cost no greater than the amount equal to the redemption price specified in Paragraph 2.E(i)(a) above for the Series F-1 Preferred Units to be redeemed (including any accumulated and unpaid distribution amount payable pursuant to such Paragraph) (the "Redemption Amount") on such terms as may be negotiated by the Series F-1 Redeeming Partner and approved by the Partnership, such purchase to occur on or as soon as reasonably possible following the applicable Series F-1 Specified Redemption Date, and concurrently with such purchase the Partnership shall distribute the Replacement Assets so acquired to the Series F-1 Redeeming Partner in exchange for the Series F-1 Preferred Units to which the Series F-1 Notice of Redemption relates, in full satisfaction of all obligations of the Partnership and the General Partner with respect to the Series F-1 Redemption Right with respect to such Series F-1 Preferred Units (it being understood that the Series F-1 Redeeming Partner would be exercising this election with a view toward receiving all or some portion of the distribution without recognition of gain or loss by it as contemplated in Section 731(a) of the Code, but with the express understanding that the Partnership's obligation in this regard is limited to the express requirements set forth herein and, to the extent reasonable, to reporting the redemption in a manner consistent with that objective and that neither the Partnership nor the General Partner shall have any responsibility for the success, or any liability for any failure, of the Series F-1 Redeeming Partner's effort in this regard). Any Series F-1 Notice of Redemption containing the request described in the preceding sentence shall become irrevocable upon execution by the Partnership or any entity in which the Partnership owns an interest of any binding agreement relating to the proposed purchase of the Replacement Assets. The distribution of the Replacement Assets to the Series F-1 Redeeming Partner shall be in lieu of a distribution to the Series F-1 Redeeming Partner of the Redemption Amount, provided that to the extent the total costs of acquiring and distributing the Replacement Assets are less than the Redemption Amount, the Partnership will be obligated to pay the amount of such deficiency to the Series F-1 Redeeming Partner in cash concurrently with the distribution of the Replacement Assets (it being agreed, however, that the Partnership will be entitled to hold back a reasonable amount for any costs which have not been billed or whose amounts are not yet determinable and to apply any such holdback toward payment of any such costs and thereafter promptly will return any excess of such holdback over such costs to the Series F-1 Redeeming Partner). Neither the Partnership nor the General Partner shall be required to assume any liability whatsoever, including taxes, with respect to such purchase and transfer or with respect to such real property. The Partnership will not be required to effect or cooperate in the foregoing purchase and in-kind distribution unless the Series F-1 Redeeming Partner provides the Partnership with a written agreement in form and substance satisfactory to the Partnership and from a credit-worthy entity acceptable to the Partnership in which the party thereto agrees to indemnify and hold harmless the Partnership and the General Partner (and their respective partners, members, directors, officers, employees, agents and affiliates) against any and all liabilities (including tax liabilities and penalties), losses, claims, damages and expenses, including accountant's and attorneys' fees and disbursements, in any way arising out of the performance of the obligations of the Partnership under this Section 2.E(v). Any earnest money deposit or other similar security to be provided in connection with the acquisition of the Replacement Assets shall be provided by the Series F-1 Redeeming Partner and shall be treated as a loan by the Series F-1 Redeeming Partner to the Partnership bearing interest at the rate actually earned by the Partnership on the deposit, if any, and only maturing at the closing of the related acquisition and distribution. The General Partner agrees that it will cause the Partnership to execute and deliver such documents or other instruments and take such further actions as the Series F-1 Redeeming Partner may reasonably request in order to carry out its obligation under this Section 2.E(v).

            F. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

             (a) prior to the Series F-1 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series F-1 Preferred Units;

             (b) on a parity with the Series F-1 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit are different from those of the Series F-1 Preferred Units, if the holders of such Partnership Units of such class or series and the Series F-1 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

             (c) junior to the Series F-1 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Class A Units or if the holders of Series F-1 Preferred Units shall be entitled to receive distributions or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series ("Junior Units").

             (ii) The Series A Preferred Units shall be Parity Units with respect to the Series F-1 Preferred Units and the holders of the Series F-1 Preferred Units and the Series A Preferred Units shall be entitled to receive distributions and amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

             (a) For so long as the Class D Units are outstanding, the Series F-1 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding, the Series F-1 Preferred Units shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

             (b) When the Class D Units are no longer outstanding, the Series F-1 Preferred Units shall receive distributions on a basis pari passu with other Partnership Units, if any, receiving distributions pursuant to
       Section 5.1.B(i) of the Agreement, except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

             (c) Distributions made pursuant to Subsections F(ii)(a) and F(ii)(b) of this Exhibit R shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series F-1 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series F-1 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distribution may not be paid due to a lack of funds in the Nongovernmental Account.

             (iii) For purposes of allocations of items made pursuant to Article VI of the Agreement:

             (a) As long as the Class D Units are outstanding, the Series F-1 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (iv) and Section 6.1.B (viii) and (ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series F-1 Preferred Units except that references to distributions made to the

       Class D Units shall be deemed to refer to distributions made to the Series F-1 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

             (b) When the Class D Units are no longer outstanding, the Series F-1 Preferred Units shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the Agreement shall be deemed to also refer to Series F-1 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series F-1 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

             G. Voting. (i) Except as required by law or as provided in this Section G, the holders of the Series F-1 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners. When entitled to vote on a matter being submitted to holders of Partnership Units of more than one Class or Series, the Series F-1 Preferred Units shall vote together as a class.

             (ii) So long as any Series F-1 Preferred Units are outstanding, the General Partner shall not authorize the issuance of, and the Partnership shall not issue, Partnership Units of any class or series or any interest in the Partnership convertible, exchangeable or redeemable into Partnership Units of any class or series ranking prior to the Series F-1 Preferred Units as to the payment of distributions or as to the distribution of assets on any liquidation, dissolution or winding up of the General Partner or the Partnership or reclassify any Partnership Units into any such senior Partnership Units, unless
(i) such issuance has been approved by the holders of a majority in interest of the then outstanding Series F-1 Preferred Units, (ii) such Partnership Units are issued to the General Partner and the distribution and redemption (but not voting) rights of such Partnership Units are substantially similar to the terms of securities issued by the General Partner and the proceeds or other consideration from the issuance of such securities have been or are concurrently with such issuance contributed to the Partnership or (iii) the aggregate liquidation preference of all such issued and outstanding Partnership Units (excluding for purposes hereof any Partnership Units of the type referred to in the preceding clause (i) and clause (ii)) does not exceed $350,000,000, it being understood that the General Partner and the Partnership shall have the absolute right to authorize and issue any such Partnership Units so long as the aggregate liquidation preference of all such Units (excluding for purposes hereof any Partnership Units of the type referred to in the preceding clause (i) and clause (ii)) outstanding at any time when any Series F-1 Preferred Units are also outstanding shall not exceed $350,000,000.

            H. Restrictions on Ownership and Transfer. (i) Transfers of Series F-1 Preferred Units shall be governed by Article XI of the Agreement.

             (ii) No person may, while owning, directly or indirectly, equity interests in the Partnership with an aggregate value equal to or exceeding 5% of the total value of the outstanding equity interests in the Partnership, own, either directly or under the attribution rules of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code, and using the principles of Section 7704(d)(3)(B) of the Code in determining when interests owned, directly or under the attribution rules, by a partner in an entity that is treated as a partnership for federal tax purposes as owned by such entity), any equity interests in Vornado Operating Company, Vornado Operating L.P., Charles E. Smith Commercial Realty L.P. ("CSCR") or any direct or indirect tenant or subtenant of the Partnership or any of its subsidiaries; (Vornado Operating Company, Vornado Operating L.P., CSCR or any direct or indirect tenant or subtenant of the Partnership or its subsidiaries, collectively, the "Vornado Tenants"); provided, that Vornado Tenant ownership shall breach this provision only where the Vornado Tenant ownership would cause either (x) the General Partner to fail to qualify as a "real estate investment trust" for purposes of Section 856 of the Code or
(y) the Partnership to be treated as a publicly traded partnership treated as a corporation under Section 7704(a) of the Code. If at any time any person would, but for the provisions of this Paragraph 2.H, own, directly or under the attribution rules of Section 318(a) of the Code (as modified by Section 856(d)(5) and Section 7704(d)(3)(B) of the Code, applying Section 7704(d)(3)(B) rather than Section 856(d)(5) in treating interests owned by a partner in an entity that is treated as a partnership for federal tax purposes as owned by such entity), (A) 5 percent or more (by value) of the outstanding equity interests in the Partnership and (B) an interest in a Vornado Tenant in violation of the preceding sentence, then, effective immediately prior to such point in time, a portion of the interests in the Partnership owned, either directly or indirectly, by such person (but limited to the F-1 Preferred Units) shall become "Excess Units". The portion that shall become Excess Units shall be the smallest portion necessary to cause such person to own, either directly or indirectly, interests in the Partnership with a value that is not in excess of
4.9 percent of the value of the Partnership's outstanding interests. While interests in the Partnership are Excess Units, such interests will be deemed to have been transferred by operation of law to a trust (the "Special Trust") for the exclusive benefit of an organization described in Section 501(c)(3) of the Code and designated by the General Partner. The Partnership, as trustee of the Special Trust, shall be entitled to receive all distributions made in respect of Excess Units. Any distributions made prior to the discovery that interests in the Partnership have become Excess Units shall be repaid to the Partnership as trustee of the Special Trust. The trustee shall exercise all rights associated with interests in the Partnership that become Excess Units during the period that such interests are Excess Units. The Partnership shall have the right to transfer the Excess Units held in the Special Trust to any person. The holder of the interests that became Excess Units (or such holder's successor) shall be entitled to receive, from the proceeds of such a transfer, an amount not in excess of the lesser of (X) the fair market value of the interests that became Excess Units on the date they became Excess Units and (Y) the consideration for the transfer of the Excess Units. Excess Units shall cease to be treated as Excess Units following such a transfer. In the event that a liquidating distribution is made in respect of Excess Units, the holder of the interests that became Excess Units (or such holder's successor) shall be entitled to receive a portion of such distribution not in excess of the fair market value of the interests that became Excess Units on the day they became Excess Units. The Partnership agrees that if it becomes aware that Partnership interests have become Excess Units, then it will make reasonable efforts to cause a transfer of such Excess Units as promptly as practicable. No holder of Partnership Units will be subject to any liability for damages, monetary or otherwise, as a result of a breach of this Paragraph 2.H(ii), other than having their interests become Excess Units under this Paragraph 2.H(ii) and, as a result, being liable to pay over any distributions or other amounts which the holder receives to which it is not entitled under the Excess Units provisions of this Paragraph 2.H(ii).

             (iii) Without the prior written consent of the Partnership, Series F-1 Preferred Units may not be transferred (x) through (1) a national, non-U.S., regional, local or other securities exchange, (2) PORTAL, or (3) an over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (y) to or through (A) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, interests in the Partnership or (B) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to any interests in the Partnership and stands ready to effect transactions at the quoted prices for itself or on behalf of others.

                                                                    Attachment 2

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)



                                                                                                       $51.39
                                                                                                    Class of Units
                                                                                ---------------------------------------------------
                                                                                     Series A             Value         Percentage
Partner                                                                              Preferred              of               of
   #                                                                                  Shares             Series A         Series A
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST                                                     5,788,055         $297,448,146       100.0000%
                Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                --------------------------------------------------
                                                                                      Series B          Value         Percentage
Partner                                                                              Preferred           of               of
   #                                                                                   Shares          Series B         Series B
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST                                                     3,400,000       $85,000,000       100.0000%
                Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                ---------------------------------------------------
                                                                                      Series C          Value         Percentage
Partner                                                                              Preferred            of              of
   #                                                                                   Shares          Series C        Series C
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST                                                    4,600,000       $115,000,000       100.0000%
                 Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                       $50.00
                                                                                                   Class of Units
                                                                                ---------------------------------------------------
                                                                                      Series B-1        Value         Percentage
Partner                                                                                Preferred         of              of
   #                                                                                     Units        Series B-1      Series B-1
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                 Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.                                            200,000      $10,000,000        22.23%
     189     Merchandise Mart Owners, L.L.C.                                             699,566      $34,978,300        77.77%
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                       $50.00
                                                                                                    Class of Units
                                                                                ---------------------------------------------------
                                                                                    Series B-2         Value          Percentage
Partner                                                                             Preferred           of              of
   #                                                                                  Units          Series B-2       Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                 Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.                                           100,000        $ 5,000,000        22.23%
     189     Merchandise Mart Owners, L.L.C.                                            349,783        $17,489,150        77.77%
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                         $25.00
                                                                                                     Class of Units
                                                                                ---------------------------------------------------
                                                                                    Series C-1        Value           Percentage
Partner                                                                              Preferred          of                of
   #                                                                                   Units         Series C-1        Series C-1
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                              Vornado Realty Trust
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.                                                      150,067          $ 7,503,350       20.0648%
     194     S.D. Phillips                                                                9,976          $   498,800        1.3338%
     196     George W Lyles                                                              70,044          $ 3,502,200        9.3653%
     199     Canoe House Partners, LLC                                                  200,090          $10,004,500       26.7531%
     193     Roaring Gap Limited Partnership                                            290,158          $14,507,900       38.7957%
     195     Phillips Property Company, LLC                                              27,577          $ 1,378,850        3.6872%

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)


                                                                                                       $51.39
                                                                                                    Class of Units
                                                                                ---------------------------------------------------
                                                                                     Series A            Value           Percentage
Partner                                                                             Preferred             of                of
   #                                                                                  Shares            Series A          Series A
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP
     219     Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                      $25.00
                                                                                                   Class of Units
                                                                                ---------------------------------------------------
                                                                                       Series B           Value         Percentage
Partner                                                                               Preferred            of               of
   #                                                                                    Shares          Series B         Series B
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP 219 Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA  for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                       $25.00
                                                                                                   Class of Units
                                                                                ---------------------------------------------------
                                                                                        Series C          Value          Percentage
Partner                                                                                Preferred            of               of
   #                                                                                     Shares          Series C         Series C
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP
     219     Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA  for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                      $50.00
                                                                                                  Class of Units
                                                                                 --------------------------------------------------
                                                                                    Series B-1          Value         Percentage
Partner                                                                             Preferred             of              of
   #                                                                                  Units           Series B-1      Series B-1
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP 219 Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                      $50.00
                                                                                                   Class of Units
                                                                               ---------------------------------------------------
                                                                                    Series B-2          Value         Percentage
Partner                                                                             Preferred            of              of
   #                                                                                  Units           Series B-2       Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP 219 Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                       $25.00
                                                                                                   Class of Units
                                                                                ---------------------------------------------------
                                                                                    Series C-1          Value         Percentage
Partner                                                                             Preferred            of              of
   #                                                                                   Units          Series C-1       Series C-1
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP 219 Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven, Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen JTWROS
    1003     Kramer, Irwin H & Terry Allen tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             Mahoney, David J. Estate of
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)


                                                                                                     $51.39
                                                                                                 Class of Units
                                                                                  ------------------------------------------------
                                                                                   Series A          Value           Percentage
Partner                                                                            Preferred           of                of
   #                                                                                Shares          Series A          Series A
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                ---------------------------------------------------
                                         TOTAL                                     5,788,055      $297,448,146            100.0000%
                                                                                ---------------------------------------------------


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                 --------------------------------------------------
                                                                                      Series B        Value         Percentage
Partner                                                                              Preferred         of               of
   #                                                                                  Shares        Series B         Series B
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                 -------------------------------------------------
                                         TOTAL                                     3,400,000       $85,000,000           100.0000%
                                                                                 -------------------------------------------------


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                ---------------------------------------------------
                                                                                     Series C         Value          Percentage
Partner                                                                              Preferred          of               of
   #                                                                                   Shares        Series C         Series C
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard 142 Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                 --------------------------------------------------
                                         TOTAL                                     4,600,000      $115,000,000           100.00%
                                                                                 --------------------------------------------------


                                                                                                       $50.00
                                                                                                    Class of Units
                                                                                ---------------------------------------------------
                                                                                   Series B-1        Value          Percentage
Partner                                                                             Preferred          of              of
   #                                                                                  Units        Series B-1       Series B-1
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard 142 Shapiro, Robert I.
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                     ----------------------------------------------
                                         TOTAL                                       899,566       $44,978,300     100.00%
                                                                                     ----------------------------------------------


                                                                                                     $50.00
                                                                                                 Class of Units
                                                                                  -------------------------------------------------
                                                                                    Series B-2       Value          Percentage
Partner                                                                             Preferred         of               of
   #                                                                                   Units       Series B-2       Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                  -------------------------------------------------
                                         TOTAL                                       449,783       $22,489,150            100.00%
                                                                                  -------------------------------------------------


                                                                                                      $25.00
                                                                                                   Class of Units
                                                                                ---------------------------------------------------
                                                                                   Series C-1        Value          Percentage
Partner                                                                            Preferred           of               of
   #                                                                                 Units          Series C-1       Series C-1
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust  FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142      Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                                ---------------------------------------------------
                                         TOTAL                                       747,912       $37,395,600             100.00%
                                                                                ---------------------------------------------------

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                ---------------------------------------------------
                                                                                    Series D-(1-8)      Value          Percentage
Partner                                                                               Preferred           of              of
   #                                                                                    Units        Series D-(1-8)   Series D-(1-8)
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                 VORNADO REALTY TRUST
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)               3,500,000        $ 87,500,000        10.45%
     239     Meadowbrook Equity Fund II, LLC. (D-2)                                      549,336        $ 27,466,800         3.28%
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                          8,000,000        $200,000,000        23.90%
     241     TMCT II, LLC (D-4)                                                        5,000,000        $125,000,000        14.93%
    1000     GS-MSD Select Sponsors, L.P. (D-5)                                        7,480,000        $187,000,000        22.34%
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                        840,000        $ 21,000,000         2.51%
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                          7,200,000        $180,000,000        21.51%
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                        360,000        $  9,000,000         1.08%

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                       $50.00
                                                                                                    Class of Units
                                                                               ---------------------------------------------------
                                                                                     Series E-1       Value       Percentage
Partner                                                                               Preferred         of            of
   #                                                                                    Units       Series E-1    Series E-1
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                 VORNADO REALTY TRUST
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.                                     3,899,333     $194,966,650      78.02%
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.                      1,098,667     $ 54,933,350      21.98%

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                                        $25.00
                                                                                ---------------------------------------------------
                                                                                       Series F-1        Value        Percentage
Partner                                                                                Preferred          of              of
   #                                                                                     Units        Series F-1      Series F-1
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                VORNADO REALTY TRUST
                     Vornado Finance Corp
                     Vornado Investment Corporation
                     40 East 14 Realty Associates
                     General Partnership
                     825 Seventh Avenue Holding Corporation
                     Menands Holdings Corporation
                     Two Guys From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)

     188     Washington Design Center, L.L.C.
     189     Merchandise Mart Owners, L.L.C.
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)
     200     World Trade Center Chicago, L.L.C.

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
     239     Meadowbrook Equity Fund II, LLC. (D-2)
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
     241     TMCT II, LLC (D-4)
    1000     GS-MSD Select Sponsors, L.P. (D-5)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)

             58  LEXINGTON ASSOCIATES LP (F-1)                                           400,000       10,000,000         100.00%

     242     Commonwealth Atlantic Properties Inc.
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.

     197     Jacob H Froelich, Jr.
     194     S.D. Phillips
     196     George W Lyles
     199     Canoe House Partners, LLC
     193     Roaring Gap Limited Partnership
     195     Phillips Property Company, LLC

 252-990     NEWKIRK PARTNERS

     106     THE MENDIK PARTNERSHIP, L.P.
     191     Mendik Holdings L.L.C.
      40     FW / Mendik  REIT, L.L.C.
    1279     Mendik Realty Company
     107     Mendik RELP Corp.
    1272     1992 Jessica Greenbaum Trust
    1273     1992 Allison Greenbaum Trust
     251     2750 Associates Limited Partnership
       6     Abrams, Trust U/W/O Ralph
     214     ACI Associates
       7     Adler, Robert
    1002     Alibo Financing Corp.
     215     Allen & Company Incorporated
     216     Allen, C. Robert III
       8     Alpert, Vicki
       9     Ambassador Construction Company, Inc.
      10     Aschendorf- Shasha, Ellen
      11     Ash, Herbert
     171     Aubert, Lysa
      13     Barr, Thomas
      12     Barkin, Leonard
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98
      17     Berenson, David
      18     Berenson, Joan
      19     Berenson, Richard
      20     BERENSON, ROBERT
     174     Berger, Alice C.
      21     Bianculli, Louis
      22     Bierman, Jacquin
      23     Blumenthal, Joel Marie
     190     Bonk, Chris
      24     Braverman, Madlyn
     217     Burack, Daniel A.
             CALLOWAY, NICOLE DUNAY
      26     Carb, Sally
     244     Carney, Margaret R.
      28     Chambers, Robert
      25     CHO Enterprises
     218     Damson, Barrie
      30     Dembner, Shirley
      29     Dembner, Shirley UGMA for Lindsey Dembner
    1274     DL Investment
      31     Doner, Max
      32     Downey, Michael
      33     Dryfoos, Jacqueline
      34     Dubrowski, Raymond


                                                                                     ----------------------------------------------
                                                                                             Common Units                Total
Partner                                                                              -----------------------------      Common
   #                                                                                      A              D               Units
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST
                  VORNADO REALTY TRUST                                                88,722,323                       88,722,323
                     Vornado Finance Corp                                                                                       0
                     Vornado Investment Corporation                                                                             0
                     40 East 14 Realty Associates                                                                               0
                     General Partnership                                                                                        0
                     825 Seventh Avenue Holding Corporation                                                                     0
                     Menands Holdings Corporation                                                                               0
                     Two Guys From Harrison, N.Y. , Inc.                                                                        0
                     VRT (Units issued in 909 refinancing)                                13,248                           13,248

     188     Washington Design Center, L.L.C.                                                  0                                0
     189     Merchandise Mart Owners, L.L.C.                                                                                    0
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)                         365,059                          365,059
     200     World Trade Center Chicago, L.L.C.                                           23,948                           23,948

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)                                                        0
     239     Meadowbrook Equity Fund II, LLC. (D-2)                                                                             0
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                                                   0
     241     TMCT II, LLC (D-4)                                                                                                 0
    1000     GS-MSD Select Sponsors, L.P. (D-5)                                                                                 0
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                                                               0
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                                                   0
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                                                               0

             58  LEXINGTON ASSOCIATES LP (F-1)

     242     Commonwealth Atlantic Properties Inc.                                                                              0
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.                                                               0

     197     Jacob H Froelich, Jr.                                                       202,411                          202,411
     194     S.D. Phillips                                                                                                      0
     196     George W Lyles                                                                                                     0
     199     Canoe House Partners, LLC                                                                                          0
     193     Roaring Gap Limited Partnership                                                                                    0
     195     Phillips Property Company, LLC                                                                                     0

 252-990     NEWKIRK PARTNERS                                                          1,797,162                        1,797,162

     106     THE MENDIK PARTNERSHIP, L.P.                                                593,270                          593,270
     191     Mendik Holdings L.L.C.                                                            0                                0
      40     FW / Mendik  REIT, L.L.C.                                                         0                                0
    1279     Mendik Realty Company                                                        27,575                           27,575
     107     Mendik RELP Corp.                                                               846                              846
    1272     1992 Jessica Greenbaum Trust                                                 89,030                           89,030
    1273     1992 Allison Greenbaum Trust                                                 89,030                           89,030
     251     2750 Associates Limited Partnership                                                          2,704             2,704
       6     Abrams, Trust U/W/O Ralph                                                                    7,244             7,244
     214     ACI Associates                                                                1,057                            1,057
       7     Adler, Robert                                                                                2,496             2,496
    1002     Alibo Financing Corp.                                                          1365                            1,365
     215     Allen & Company Incorporated                                                  1,760                            1,760
     216     Allen, C. Robert III                                                            880                              880
       8     Alpert, Vicki                                                                                5,228             5,228
       9     Ambassador Construction Company, Inc.                                                       27,939            27,939
      10     Aschendorf- Shasha, Ellen                                                                    1,710             1,710
      11     Ash, Herbert                                                                                   154               154
     171     Aubert, Lysa                                                                                 4,534             4,534
      13     Barr, Thomas                                                                                 1,844             1,844
      12     Barkin, Leonard                                                                                962               962
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98                                          130          6,338             6,468
      17     Berenson, David                                                                              1,034             1,034
      18     Berenson, Joan                                                                               1,382             1,382
      19     Berenson, Richard                                                                              842               842
      20     BERENSON, ROBERT                                                                                 0                 0
     174     Berger, Alice C.                                                                                 0                 0
      21     Bianculli, Louis                                                                             5,604             5,604
      22     Bierman, Jacquin                                                                             5,376             5,376
      23     Blumenthal, Joel Marie                                                                         154               154
     190     Bonk, Chris                                                                  83,098              0            83,098
      24     Braverman, Madlyn                                                                           35,032            35,032
     217     Burack, Daniel A.                                                               176                              176
             CALLOWAY, NICOLE DUNAY                                                                                             0
      26     Carb, Sally                                                                                  1,793             1,793
     244     Carney, Margaret R.                                                                          1,419             1,419
      28     Chambers, Robert                                                                222          7,961             8,183
      25     CHO Enterprises                                                                              5,364             5,364
     218     Damson, Barrie                                                                1,144                            1,144
      30     Dembner, Shirley                                                                145             78               223
      29     Dembner, Shirley UGMA for Lindsey Dembner                                                    3,462             3,462
    1274     DL Investment                                                                43,271                           43,271
      31     Doner, Max                                                                                   3,364             3,364
      32     Downey, Michael                                                              89,482                           89,482
      33     Dryfoos, Jacqueline                                                                            962               962
      34     Dubrowski, Raymond                                                                           2,304             2,304


                                                                                ---------------------------------------------------
                                                                                         Value         Percentage
Partner                                                                                 Common           Common             Total
   #                                                                                     Units            Units             Units
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST                                                                                     102,510,378
                  VORNADO REALTY TRUST                                              3,460,170,597      93.8069%
                     Vornado Finance Corp                                                       0       0.0000%
                     Vornado Investment Corporation                                             0       0.0000%
                     40 East 14 Realty Associates                                               0       0.0000%
                     General Partnership                                                        0       0.0000%
                     825 Seventh Avenue Holding Corporation                                     0       0.0000%
                     Menands Holdings Corporation                                               0       0.0000%
                     Two Guys From Harrison, N.Y. , Inc.                                        0       0.0000%
                     VRT (Units issued in 909 refinancing)                                516,672       0.0140%             13,248

     188     Washington Design Center, L.L.C.                                                   0       0.0000%            300,000
     189     Merchandise Mart Owners, L.L.C.                                                    0       0.0000%          1,049,349
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)                       14,237,301       0.3860%            365,059
     200     World Trade Center Chicago, L.L.C.                                           933,972       0.0253%             23,948

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)                        0       0.0000%          3,500,000
     239     Meadowbrook Equity Fund II, LLC. (D-2)                                             0       0.0000%            549,336
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                   0       0.0000%          8,000,000
     241     TMCT II, LLC (D-4)                                                                 0       0.0000%          5,000,000
    1000     GS-MSD Select Sponsors, L.P. (D-5)                                                 0       0.0000%          7,480,000
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                               0       0.0000%            840,000
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                   0       0.0000%          7,200,000
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                               0       0.0000%            360,000

             58  LEXINGTON ASSOCIATES LP (F-1)                                                          0.0000%            400,000

     242     Commonwealth Atlantic Properties Inc.                                              0       0.0000%          3,899,333
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.                               0       0.0000%          1,098,667

     197     Jacob H Froelich, Jr.                                                      7,894,029       0.2140%            352,478
     194     S.D. Phillips                                                                      0       0.0000%              9,976
     196     George W Lyles                                                                     0       0.0000%             70,044
     199     Canoe House Partners, LLC                                                          0       0.0000%            200,090
     193     Roaring Gap Limited Partnership                                                    0       0.0000%            290,158
     195     Phillips Property Company, LLC                                                     0       0.0000%             27,577

 252-990     NEWKIRK PARTNERS                                                          70,089,318       1.9002%          1,797,162

     106     THE MENDIK PARTNERSHIP, L.P.                                              23,137,530       0.6273%            593,270
     191     Mendik Holdings L.L.C.                                                             0       0.0000%                  0
      40     FW / Mendik  REIT, L.L.C.                                                          0       0.0000%                  0
    1279     Mendik Realty Company                                                      1,075,425       0.0292%             27,575
     107     Mendik RELP Corp.                                                             32,994       0.0009%                846
    1272     1992 Jessica Greenbaum Trust                                               3,472,170       0.0941%             89,030
    1273     1992 Allison Greenbaum Trust                                               3,472,170       0.0941%             89,030
     251     2750 Associates Limited Partnership                                          105,456       0.0029%              2,704
       6     Abrams, Trust U/W/O Ralph                                                    282,516       0.0077%              7,244
     214     ACI Associates                                                                41,223       0.0011%              1,057
       7     Adler, Robert                                                                 97,344       0.0026%              2,496
    1002     Alibo Financing Corp.                                                        $53,235       0.0014%              1,365
     215     Allen & Company Incorporated                                                  68,640       0.0019%              1,760
     216     Allen, C. Robert III                                                          34,320       0.0009%                880
       8     Alpert, Vicki                                                                203,892       0.0055%              5,228
       9     Ambassador Construction Company, Inc.                                      1,089,621       0.0295%             27,939
      10     Aschendorf- Shasha, Ellen                                                     66,690       0.0018%              1,710
      11     Ash, Herbert                                                                   6,006       0.0002%                154
     171     Aubert, Lysa                                                                 176,826       0.0048%              4,534
      13     Barr, Thomas                                                                  71,916       0.0019%              1,844
      12     Barkin, Leonard                                                               37,518       0.0010%                962
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98                                       252,252       0.0068%              6,468
      17     Berenson, David                                                               40,326       0.0011%              1,034
      18     Berenson, Joan                                                                53,898       0.0015%              1,382
      19     Berenson, Richard                                                             32,838       0.0009%                842
      20     BERENSON, ROBERT                                                                   0       0.0000%                  0
     174     Berger, Alice C.                                                                   0       0.0000%                  0
      21     Bianculli, Louis                                                             218,556       0.0059%              5,604
      22     Bierman, Jacquin                                                             209,664       0.0057%              5,376
      23     Blumenthal, Joel Marie                                                         6,006       0.0002%                154
     190     Bonk, Chris                                                                3,240,822       0.0879%             83,098
      24     Braverman, Madlyn                                                          1,366,248       0.0370%             35,032
     217     Burack, Daniel A.                                                              6,864       0.0002%                176
             CALLOWAY, NICOLE DUNAY                                                             0       0.0000%                  0
      26     Carb, Sally                                                                   69,927       0.0019%              1,793
     244     Carney, Margaret R.                                                           55,341       0.0015%              1,419
      28     Chambers, Robert                                                             319,137       0.0087%              8,183
      25     CHO Enterprises                                                              209,196       0.0057%              5,364
     218     Damson, Barrie                                                                44,616       0.0012%              1,144
      30     Dembner, Shirley                                                               8,697       0.0002%                223
      29     Dembner, Shirley UGMA for Lindsey Dembner                                    135,018       0.0037%              3,462
    1274     DL Investment                                                              1,687,569       0.0458%             43,271
      31     Doner, Max                                                                   131,196       0.0036%              3,364
      32     Downey, Michael                                                            3,489,798       0.0946%             89,482
      33     Dryfoos, Jacqueline                                                           37,518       0.0010%                962
      34     Dubrowski, Raymond                                                            89,856       0.0024%              2,304


                                                                                                  ---------------------------------
Partner                                                                                               Total           Percentage
   #                                                                                                  Value            Interest
-----------------------------------------------------------------------------------------------------------------------------------
       1     VORNADO REALTY TRUST                                                                  3,957,618,743       73.4556%
                 VORNADO REALTY TRUST
                     Vornado Finance Corp Vornado Investment Corporation 40 East
                     14 Realty Associates General Partnership 825 Seventh Avenue
                     Holding Corporation Menands Holdings Corporation Two Guys
                     From Harrison, N.Y. , Inc.
                     VRT (Units issued in 909 refinancing)                                               516,672        0.0096%

     188     Washington Design Center, L.L.C.                                                         15,000,000        0.2784%
     189     Merchandise Mart Owners, L.L.C.                                                          52,467,450        0.9738%
     203     H2K L.L.C.   (MERCHANDISE MART ENTERPRISES, L.L.C.)                                      14,237,301        0.2643%
     200     World Trade Center Chicago, L.L.C.                                                          933,972        0.0173%

     192     Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)                              87,500,000        1.6240%
     239     Meadowbrook Equity Fund II, LLC. (D-2)                                                   27,466,800        0.5098%
     240     Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                        200,000,000        3.7121%
     241     TMCT II, LLC (D-4)                                                                      125,000,000        2.3201%
    1000     GS-MSD Select Sponsors, L.P. (D-5)                                                      187,000,000        3.4708%
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                                     21,000,000        0.3898%
             Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                        180,000,000        3.3409%
             SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                                      9,000,000        0.1670%

             58  LEXINGTON ASSOCIATES LP (F-1)                                                        10,000,000        0.1856%

     242     Commonwealth Atlantic Properties Inc.                                                   194,966,650        3.6187%
     243     Commonwealth Atlantic - Crystal City OP Holding Inc.                                     54,933,350        1.0196%

     197     Jacob H Froelich, Jr.                                                                    15,397,379        0.2858%
     194     S.D. Phillips                                                                               498,800        0.0093%
     196     George W Lyles                                                                            3,502,200        0.0650%
     199     Canoe House Partners, LLC                                                                10,004,500        0.1857%
     193     Roaring Gap Limited Partnership                                                          14,507,900        0.2693%
     195     Phillips Property Company, LLC                                                            1,378,850        0.0256%

 252-990     NEWKIRK PARTNERS                                                                         70,089,318        1.3009%

     106     THE MENDIK PARTNERSHIP, L.P.                                                             23,137,530        0.4294%
     191     Mendik Holdings L.L.C.                                                                            0        0.0000%
      40     FW / Mendik  REIT, L.L.C.                                                                         0        0.0000%
    1279     Mendik Realty Company                                                                     1,075,425        0.0200%
     107     Mendik RELP Corp.                                                                            32,994        0.0006%
    1272     1992 Jessica Greenbaum Trust                                                              3,472,170        0.0644%
    1273     1992 Allison Greenbaum Trust                                                              3,472,170        0.0644%
     251     2750 Associates Limited Partnership                                                         105,456        0.0020%
       6     Abrams, Trust U/W/O Ralph                                                                   282,516        0.0052%
     214     ACI Associates                                                                               41,223        0.0008%
       7     Adler, Robert                                                                                97,344        0.0018%
    1002     Alibo Financing Corp.                                                                       $53,235        0.0010%
     215     Allen & Company Incorporated                                                                 68,640        0.0013%
     216     Allen, C. Robert III                                                                         34,320        0.0006%
       8     Alpert, Vicki                                                                               203,892        0.0038%
       9     Ambassador Construction Company, Inc.                                                     1,089,621        0.0202%
      10     Aschendorf- Shasha, Ellen                                                                    66,690        0.0012%
      11     Ash, Herbert                                                                                  6,006        0.0001%
     171     Aubert, Lysa                                                                                176,826        0.0033%
      13     Barr, Thomas                                                                                 71,916        0.0013%
      12     Barkin, Leonard                                                                              37,518        0.0007%
     173     Batkin, Nancy 1998 Trust u/a/d 5/11/98                                                      252,252        0.0047%
      17     Berenson, David                                                                              40,326        0.0007%
      18     Berenson, Joan                                                                               53,898        0.0010%
      19     Berenson, Richard                                                                            32,838        0.0006%
      20     BERENSON, ROBERT                                                                                  0        0.0000%
     174     Berger, Alice C.                                                                                  0        0.0000%
      21     Bianculli, Louis                                                                            218,556        0.0041%
      22     Bierman, Jacquin                                                                            209,664        0.0039%
      23     Blumenthal, Joel Marie                                                                        6,006        0.0001%
     190     Bonk, Chris                                                                               3,240,822        0.0602%
      24     Braverman, Madlyn                                                                         1,366,248        0.0254%
     217     Burack, Daniel A.                                                                             6,864        0.0001%
             CALLOWAY, NICOLE DUNAY                                                                            0        0.0000%
      26     Carb, Sally                                                                                  69,927        0.0013%
     244     Carney, Margaret R.                                                                          55,341        0.0010%
      28     Chambers, Robert                                                                            319,137        0.0059%
      25     CHO Enterprises                                                                             209,196        0.0039%
     218     Damson, Barrie                                                                               44,616        0.0008%
      30     Dembner, Shirley                                                                              8,697        0.0002%
      29     Dembner, Shirley UGMA for Lindsey Dembner                                                   135,018        0.0025%
    1274     DL Investment                                                                             1,687,569        0.0313%
      31     Doner, Max                                                                                  131,196        0.0024%
      32     Downey, Michael                                                                           3,489,798        0.0648%
      33     Dryfoos, Jacqueline                                                                          37,518        0.0007%
      34     Dubrowski, Raymond                                                                           89,856        0.0017%

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                --------------------------------------------------
                                                                                 Series D-(1-8)       Value         Percentage
Partner                                                                             Preferred           of              of
   #                                                                                  Units       Series D-(1-8)  Series D-(1-8)
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP
     219     Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA  for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven , Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen  JTWROS
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             MAHONEY, DAVID J. ESTATE OF
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                      $50.00
                                                                                                  Class of Units
                                                                                ---------------------------------------------------
                                                                                  Series E-1         Value         Percentage
Partner                                                                           Preferred            of              of
   #                                                                                Units          Series E-1      Series E-1
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP
     219     Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA  for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven , Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen  JTWROS
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             MAHONEY, DAVID J. ESTATE OF
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                                       $25.00
                                                                                                    Class of Units
                                                                                  ------------------------------------------------
                                                                                     Series F-1         Value         Percentage
Partner                                                                               Preferred           of              of
   #                                                                                    Units         Series F-1       Series F-1
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA
             EEE Investments LP
     219     Elson, Edward E.
      35     Evans, Ben
      36     FIELD, WALTER L.
      70     JESSE FIERSTEIN & CO.
      38     Fischer, Alan A.
      39     Freedman, Robert
      41     Gershon, Estate of Murray
      42     Getz, Howard
      43     Getz, Sandra
      44     Getz, Sandra & Howard
      46     Gold, Frederica
     176     Ginsberg, Adele
      47     Goldberg, Clarence
      49     Goldring, Stanley
      50     Goldschmidt, Beatrice
      52     Goldschmidt, Charles
      53     Goldschmidt, Edward
      54     Goldschmidt, Lawrence
     177     Goldschmidt, Peter
     178     Goldschmidt, Richard
    1276     Gordon, Herta
     220     Gordon, Melvin
      55     Gorfinkle, Alaine
      56     Gorfinkle, Lawrence
     207     Gould Investors, L.P.
      58     Green, Bernard
      57     Green, Barbara
    1277     Greenbaum, David R.
      59     Greif, Goldie
      60     Gutenberg, Bernice
      48     H L Silbert trustee U/W of H A Goldman
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98
      62     Harteveldt, Robert L.
     179     Hassler, Jane
     222     Hauser, Rita F.
      64     Hirsch, Phillip J.
      63     Hirsch, Judith
             HIRSCHTRITT, LEAH
      65     Hrusha, Alan
      66     Hutner, Anne Trust F/B/O
      37     FIERSTEIN CO.
      69     Jaffe, Elizabeth
      71     Jones, Hazel
      73     Kaufman, Robert M.
      74     Klein, Robin
      76     Knight, Laureine
      77     Komaroff, Stanley
      79     Kosloff, Andrea
      78     Kosloff, Andrea UGMA  for Adam Kosloff
      80     Kosloff, Andrea UGMA for Justin Kosloff
     246     Koven, Corey
     181     Koven , Esther
             Kramer, Terry Allen
     223     Kramer, Irwin H & Terry Allen  JTWROS
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
      84     Kramer, Saul
      85     Kuhn, James D.
      86     Kuhn, Leo
      88     Kurshan, Herbert
     224     Langenmyer Co.
      89     Lauder, Leonard
      90     Lauder, Ronald
      91     Leff, Joseph
      92     Leff, Valerie
      93     Lefkowitz, Howard
      95     Liroff, Harriett
      96     Liroff, Richard
      98     Loewengart, Irene
      99     Lovitz, David
     187     M. Westport Associates
     225     M-L Three
     100     Maayan Partners
     247     Magid, Eleanore
     226     MAHONEY, DAVID J.
             MAHONEY, DAVID J. ESTATE OF
     227     Mank, Edward H.
     101     Marvin, Morton
     102     Marvin, Suzanne
     103     Maynard, Jean
     104     Mazer, David
     105     Mazer, Richard
     228     McKee, William S.
    1278     Meister, Wendy A.
     229     Meister, Robert A.
    1280     MENDIK, BERNARD
             THE ESTATE OF BERNARD H. MENDIK


                                                                                --------------------------------------------------
                                                                                            Common Units                Total
Partner                                                                         ------------------------------         Common
   #                                                                                  A                  D              Units
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA                                                                                                   0
             EEE Investments LP                                                      1,760                               1,760
     219     Elson, Edward E.                                                            0                                   0
      35     Evans, Ben                                                                                 104                104
      36     FIELD, WALTER L.                                                                         1,680              1,680
      70     JESSE FIERSTEIN & CO.                                                                    4,045              4,045
      38     Fischer, Alan A.                                                                         3,364              3,364
      39     Freedman, Robert                                                                         5,770              5,770
      41     Gershon, Estate of Murray                                                               10,494             10,494
      42     Getz, Howard                                                                               333                333
      43     Getz, Sandra                                                                             7,328              7,328
      44     Getz, Sandra & Howard                                                                      748                748
      46     Gold, Frederica                                                                            414                414
     176     Ginsberg, Adele                                                                            932                932
      47     Goldberg, Clarence                                                                         916                916
      49     Goldring, Stanley                                                                       10,833             10,833
      50     Goldschmidt, Beatrice                                                                   22,045             22,045
      52     Goldschmidt, Charles                                                       21           10,752             10,773
      53     Goldschmidt, Edward                                                                     12,842             12,842
      54     Goldschmidt, Lawrence                                                      21           67,454             67,475
     177     Goldschmidt, Peter                                                                       2,796              2,796
     178     Goldschmidt, Richard                                                                     2,796              2,796
    1276     Gordon, Herta                                                             440                                 440
     220     Gordon, Melvin                                                              0                                   0
      55     Gorfinkle, Alaine                                                                          664                664
      56     Gorfinkle, Lawrence                                                        21            3,830              3,851
     207     Gould Investors, L.P.                                                 458,964                             458,964
      58     Green, Bernard                                                                           8,548              8,548
      57     Green, Barbara                                                                           8,546              8,546
    1277     Greenbaum, David R.                                                   525,726                             525,726
      59     Greif, Goldie                                                                            6,724              6,724
      60     Gutenberg, Bernice                                                                         688                688
      48     H L Silbert trustee U/W of H A Goldman                                                  38,692             38,692
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98                        77           14,631             14,708
      62     Harteveldt, Robert L.                                                                        0                  0
     179     Hassler, Jane                                                                            2,797              2,797
     222     Hauser, Rita F.                                                         1,760                               1,760
      64     Hirsch, Phillip J.                                                                         338                338
      63     Hirsch, Judith                                                                             338                338
             HIRSCHTRITT, LEAH                                                                                               0
      65     Hrusha, Alan                                                                             1,844              1,844
      66     Hutner, Anne Trust F/B/O                                                                15,944             15,944
      37     FIERSTEIN CO.                                                                           28,415             28,415
      69     Jaffe, Elizabeth                                                                            76                 76
      71     Jones, Hazel                                                                             2,496              2,496
      73     Kaufman, Robert M.                                                                         338                338
      74     Klein, Robin                                                                             3,364              3,364
      76     Knight, Laureine                                                       10,242                              10,242
      77     Komaroff, Stanley                                                                          576                576
      79     Kosloff, Andrea                                                                             78                 78
      78     Kosloff, Andrea UGMA  for Adam Kosloff                                                   2,116              2,116
      80     Kosloff, Andrea UGMA for Justin Kosloff                                                  2,116              2,116
     246     Koven, Corey                                                                             2,791              2,791
     181     Koven , Esther                                                                          14,400             14,400
             Kramer, Terry Allen                                                     1,760                               1,760
     223     Kramer, Irwin H & Terry Allen  JTWROS                                       0                                   0
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust      1,760                               1,760
      84     Kramer, Saul                                                                               652                652
      85     Kuhn, James D.                                                        168,912                             168,912
      86     Kuhn, Leo                                                                                  902                902
      88     Kurshan, Herbert                                                                         2,496              2,496
     224     Langenmyer Co.                                                            880                                 880
      89     Lauder, Leonard                                                                          4,660              4,660
      90     Lauder, Ronald                                                                           4,660              4,660
      91     Leff, Joseph                                                                             3,364              3,364
      92     Leff, Valerie                                                                            3,364              3,364
      93     Lefkowitz, Howard                                                                          414                414
      95     Liroff, Harriett                                                                        12,166             12,166
      96     Liroff, Richard                                                                          1,532              1,532
      98     Loewengart, Irene                                                                        1,664              1,664
      99     Lovitz, David                                                                            2,244              2,244
     187     M. Westport Associates                                                      0                                   0
     225     M-L Three                                                               1,760                               1,760
     100     Maayan Partners                                                                          9,616              9,616
     247     Magid, Eleanore                                                                          2,326              2,326
     226     MAHONEY, DAVID J.                                                           0                                   0
             MAHONEY, DAVID J. ESTATE OF                                             1,760                               1,760
     227     Mank, Edward H.                                                         1,760                               1,760
     101     Marvin, Morton                                                                             914                914
     102     Marvin, Suzanne                                                                             76                 76
     103     Maynard, Jean                                                                            2,304              2,304
     104     Mazer, David                                                                             6,724              6,724
     105     Mazer, Richard                                                                           6,724              6,724
     228     McKee, William S.                                                         264                                 264
    1278     Meister, Wendy A.                                                           0                                   0
     229     Meister, Robert A.                                                        880                                 880
    1280     MENDIK, BERNARD                                                             0                                   0
             THE ESTATE OF BERNARD H. MENDIK                                             0                                   0


                                                                                ---------------------------------------------------
                                                                                        Value           Percentage
Partner                                                                                 Common            Common           Total
   #                                                                                     Units             Units           Units
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA                                                                    0       0.0000%                  0
             EEE Investments LP                                                          68,640       0.0019%              1,760
     219     Elson, Edward E.                                                                 0       0.0000%                  0
      35     Evans, Ben                                                                   4,056       0.0001%                104
      36     FIELD, WALTER L.                                                            65,520       0.0018%              1,680
      70     JESSE FIERSTEIN & CO.                                                      157,755       0.0043%              4,045
      38     Fischer, Alan A.                                                           131,196       0.0036%              3,364
      39     Freedman, Robert                                                           225,030       0.0061%              5,770
      41     Gershon, Estate of Murray                                                  409,266       0.0111%             10,494
      42     Getz, Howard                                                                12,987       0.0004%                333
      43     Getz, Sandra                                                               285,792       0.0077%              7,328
      44     Getz, Sandra & Howard                                                       29,172       0.0008%                748
      46     Gold, Frederica                                                             16,146       0.0004%                414
     176     Ginsberg, Adele                                                             23,300       0.0010%                932
      47     Goldberg, Clarence                                                          35,724       0.0010%                916
      49     Goldring, Stanley                                                          422,487       0.0115%             10,833
      50     Goldschmidt, Beatrice                                                      859,755       0.0233%             22,045
      52     Goldschmidt, Charles                                                       420,147       0.0114%             10,773
      53     Goldschmidt, Edward                                                        500,838       0.0136%             12,842
      54     Goldschmidt, Lawrence                                                    2,631,525       0.0713%             67,475
     177     Goldschmidt, Peter                                                         109,044       0.0030%              2,796
     178     Goldschmidt, Richard                                                       109,044       0.0030%              2,796
    1276     Gordon, Herta                                                               17,160       0.0005%                440
     220     Gordon, Melvin                                                                   0       0.0000%                  0
      55     Gorfinkle, Alaine                                                           25,896       0.0007%                664
      56     Gorfinkle, Lawrence                                                        150,189       0.0041%              3,851
     207     Gould Investors, L.P.                                                   17,899,596       0.4853%            458,964
      58     Green, Bernard                                                             333,372       0.0090%              8,548
      57     Green, Barbara                                                             333,294       0.0090%              8,546
    1277     Greenbaum, David R.                                                     20,503,314       0.5559%            525,726
      59     Greif, Goldie                                                              262,236       0.0071%              6,724
      60     Gutenberg, Bernice                                                          26,832       0.0007%                688
      48     H L Silbert trustee U/W of H A Goldman                                   1,508,988       0.0409%             38,692
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98                        573,612       0.0156%             14,708
      62     Harteveldt, Robert L.                                                            0       0.0000%                  0
     179     Hassler, Jane                                                              109,083       0.0030%              2,797
     222     Hauser, Rita F.                                                             68,640       0.0019%              1,760
      64     Hirsch, Phillip J.                                                          13,182       0.0004%                338
      63     Hirsch, Judith                                                              13,182       0.0004%                338
             HIRSCHTRITT, LEAH                                                                0       0.0000%                  0
      65     Hrusha, Alan                                                                71,916       0.0019%              1,844
      66     Hutner, Anne Trust F/B/O                                                   621,816       0.0169%             15,944
      37     FIERSTEIN CO.                                                            1,108,185       0.0300%             28,415
      69     Jaffe, Elizabeth                                                             2,964       0.0001%                 76
      71     Jones, Hazel                                                                97,344       0.0026%              2,496
      73     Kaufman, Robert M.                                                          13,182       0.0004%                338
      74     Klein, Robin                                                               131,196       0.0036%              3,364
      76     Knight, Laureine                                                           399,438       0.0108%             10,242
      77     Komaroff, Stanley                                                           22,464       0.0006%                576
      79     Kosloff, Andrea                                                              3,042       0.0001%                 78
      78     Kosloff, Andrea UGMA  for Adam Kosloff                                      82,524       0.0022%              2,116
      80     Kosloff, Andrea UGMA for Justin Kosloff                                     82,524       0.0022%              2,116
     246     Koven, Corey                                                               108,849       0.0030%              2,791
     181     Koven , Esther                                                             561,600       0.0152%             14,400
             Kramer, Terry Allen                                                         68,640       0.0019%              1,760
     223     Kramer, Irwin H & Terry Allen  JTWROS                                            0       0.0000%                  0
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust          68,640       0.0019%              1,760
      84     Kramer, Saul                                                                25,428       0.0007%                652
      85     Kuhn, James D.                                                           6,587,568       0.1786%            168,912
      86     Kuhn, Leo                                                                   35,178       0.0010%                902
      88     Kurshan, Herbert                                                            97,344       0.0026%              2,496
     224     Langenmyer Co.                                                              34,320       0.0009%                880
      89     Lauder, Leonard                                                            181,740       0.0049%              4,660
      90     Lauder, Ronald                                                             181,740       0.0049%              4,660
      91     Leff, Joseph                                                               131,196       0.0036%              3,364
      92     Leff, Valerie                                                              131,196       0.0036%              3,364
      93     Lefkowitz, Howard                                                           16,146       0.0004%                414
      95     Liroff, Harriett                                                           474,474       0.0129%             12,166
      96     Liroff, Richard                                                             59,748       0.0016%              1,532
      98     Loewengart, Irene                                                           64,896       0.0018%              1,664
      99     Lovitz, David                                                               87,516       0.0024%              2,244
     187     M. Westport Associates                                                           0       0.0000%                  0
     225     M-L Three                                                                   68,640       0.0019%              1,760
     100     Maayan Partners                                                            375,024       0.0102%              9,616
     247     Magid, Eleanore                                                             90,714       0.0025%              2,326
     226     MAHONEY, DAVID J.                                                                0       0.0000%                  0
             MAHONEY, DAVID J. ESTATE OF                                                 68,640       0.0019%              1,760
     227     Mank, Edward H.                                                             68,640       0.0019%              1,760
     101     Marvin, Morton                                                              35,646       0.0010%                914
     102     Marvin, Suzanne                                                              2,964       0.0001%                 76
     103     Maynard, Jean                                                               89,856       0.0024%              2,304
     104     Mazer, David                                                               262,236       0.0071%              6,724
     105     Mazer, Richard                                                             262,236       0.0071%              6,724
     228     McKee, William S.                                                           10,296       0.0003%                264
    1278     Meister, Wendy A.                                                                0       0.0000%                  0
     229     Meister, Robert A.                                                          34,320       0.0009%                880
    1280     MENDIK, BERNARD                                                                  0       0.0000%                  0
             THE ESTATE OF BERNARD H. MENDIK                                                  0       0.0000%                  0


                                                                                             --------------------------------------
Partner                                                                                         Total            Percentage
   #                                                                                             Value             Interest
-----------------------------------------------------------------------------------------------------------------------------------
             DUNAY, ALEXIA                                                                             0           0.0000%
             EEE Investments LP                                                                   68,640           0.0013%
     219     Elson, Edward E.                                                                          0           0.0000%
      35     Evans, Ben                                                                            4,056           0.0001%
      36     FIELD, WALTER L.                                                                     65,520           0.0012%
      70     JESSE FIERSTEIN & CO.                                                               157,755           0.0029%
      38     Fischer, Alan A.                                                                    131,196           0.0024%
      39     Freedman, Robert                                                                    225,030           0.0042%
      41     Gershon, Estate of Murray                                                           409,266           0.0076%
      42     Getz, Howard                                                                         12,987           0.0002%
      43     Getz, Sandra                                                                        285,792           0.0053%
      44     Getz, Sandra & Howard                                                                29,172           0.0005%
      46     Gold, Frederica                                                                      16,146           0.0003%
     176     Ginsberg, Adele                                                                      23,300           0.0004%
      47     Goldberg, Clarence                                                                   35,724           0.0007%
      49     Goldring, Stanley                                                                   422,487           0.0078%
      50     Goldschmidt, Beatrice                                                               859,755           0.0160%
      52     Goldschmidt, Charles                                                                420,147           0.0078%
      53     Goldschmidt, Edward                                                                 500,838           0.0093%
      54     Goldschmidt, Lawrence                                                             2,631,525           0.0488%
     177     Goldschmidt, Peter                                                                  109,044           0.0020%
     178     Goldschmidt, Richard                                                                109,044           0.0020%
    1276     Gordon, Herta                                                                        17,160           0.0003%
     220     Gordon, Melvin                                                                            0           0.0000%
      55     Gorfinkle, Alaine                                                                    25,896           0.0005%
      56     Gorfinkle, Lawrence                                                                 150,189           0.0028%
     207     Gould Investors, L.P.                                                            17,899,596           0.3322%
      58     Green, Bernard                                                                      333,372           0.0062%
      57     Green, Barbara                                                                      333,294           0.0062%
    1277     Greenbaum, David R.                                                              20,503,314           0.3806%
      59     Greif, Goldie                                                                       262,236           0.0049%
      60     Gutenberg, Bernice                                                                   26,832           0.0005%
      48     H L Silbert trustee U/W of H A Goldman                                            1,508,988           0.0280%
     221     Hagler, Philip Trustee Hagler Family Trust u/a 6/98                                 573,612           0.0106%
      62     Harteveldt, Robert L.                                                                     0           0.0000%
     179     Hassler, Jane                                                                       109,083           0.0020%
     222     Hauser, Rita F.                                                                      68,640           0.0013%
      64     Hirsch, Phillip J.                                                                   13,182           0.0002%
      63     Hirsch, Judith                                                                       13,182           0.0002%
             HIRSCHTRITT, LEAH                                                                         0           0.0000%
      65     Hrusha, Alan                                                                         71,916           0.0013%
      66     Hutner, Anne Trust F/B/O                                                            621,816           0.0115%
      37     FIERSTEIN CO.                                                                     1,108,185           0.0206%
      69     Jaffe, Elizabeth                                                                      2,964           0.0001%
      71     Jones, Hazel                                                                         97,344           0.0018%
      73     Kaufman, Robert M.                                                                   13,182           0.0002%
      74     Klein, Robin                                                                        131,196           0.0024%
      76     Knight, Laureine                                                                    399,438           0.0074%
      77     Komaroff, Stanley                                                                    22,464           0.0004%
      79     Kosloff, Andrea                                                                       3,042           0.0001%
      78     Kosloff, Andrea UGMA  for Adam Kosloff                                               82,524           0.0015%
      80     Kosloff, Andrea UGMA for Justin Kosloff                                              82,524           0.0015%
     246     Koven, Corey                                                                        108,849           0.0020%
     181     Koven , Esther                                                                      561,600           0.0104%
             Kramer, Terry Allen                                                                  68,640           0.0013%
     223     Kramer, Irwin H & Terry Allen  JTWROS                                                     0           0.0000%
    1003     Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust                   68,640           0.0013%
      84     Kramer, Saul                                                                         25,428           0.0005%
      85     Kuhn, James D.                                                                    6,587,568           0.1223%
      86     Kuhn, Leo                                                                            35,178           0.0007%
      88     Kurshan, Herbert                                                                     97,344           0.0018%
     224     Langenmyer Co.                                                                       34,320           0.0006%
      89     Lauder, Leonard                                                                     181,740           0.0034%
      90     Lauder, Ronald                                                                      181,740           0.0034%
      91     Leff, Joseph                                                                        131,196           0.0024%
      92     Leff, Valerie                                                                       131,196           0.0024%
      93     Lefkowitz, Howard                                                                    16,146           0.0003%
      95     Liroff, Harriett                                                                    474,474           0.0088%
      96     Liroff, Richard                                                                      59,748           0.0011%
      98     Loewengart, Irene                                                                    64,896           0.0012%
      99     Lovitz, David                                                                        87,516           0.0016%
     187     M. Westport Associates                                                                    0           0.0000%
     225     M-L Three                                                                            68,640           0.0013%
     100     Maayan Partners                                                                     375,024           0.0070%
     247     Magid, Eleanore                                                                      90,714           0.0017%
     226     MAHONEY, DAVID J.                                                                         0           0.0000%
             MAHONEY, DAVID J. ESTATE OF                                                          68,640           0.0013%
     227     Mank, Edward H.                                                                      68,640           0.0013%
     101     Marvin, Morton                                                                       35,646           0.0007%
     102     Marvin, Suzanne                                                                       2,964           0.0001%
     103     Maynard, Jean                                                                        89,856           0.0017%
     104     Mazer, David                                                                        262,236           0.0049%
     105     Mazer, Richard                                                                      262,236           0.0049%
     228     McKee, William S.                                                                    10,296           0.0002%
    1278     Meister, Wendy A.                                                                         0           0.0000%
     229     Meister, Robert A.                                                                   34,320           0.0006%
    1280     MENDIK, BERNARD                                                                           0           0.0000%
             THE ESTATE OF BERNARD H. MENDIK                                                           0           0.0000%

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (07/25/01)
                  (NEW ISSUE F-1'S 58 LEXINGTON ASSOCIATES LP)



                                                                                                    $25.00
                                                                                                 Class of Units
                                                                               ----------------------------------------------------
                                                                                Series D-(1-8)       Value         Percentage
Partner                                                                           Preferred           of               of
   #                                                                                Units        Series D-(1-8)   Series D-(1-8)
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                            ------------------------------------------------------
                                                                  TOTAL               32,929,336     $836,966,800       100.00%
                                                                            ------------------------------------------------------



                                                                                                     $50.00
                                                                                                  Class of Units
                                                                                  -------------------------------------------------
                                                                                   Series E-1        Value          Percentage
Partner                                                                            Preferred           of               of
   #                                                                                  Units         Series E-1       Series E-1
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                              -----------------------------------------------------
                                                               TOTAL                   4,998,000     $249,900,000     100.00%
                                                                              -----------------------------------------------------



                                                                                                     $25.00
                                                                                                  Class of Units
                                                                                  -------------------------------------------------
                                                                                    Series F-1       Value       Percentage
Partner                                                                             Preferred         of             of
   #                                                                                   Units       Series F-1     Series F-1
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan
     212     Mendik, Susan Trust u/w/o Jean A. Batkin
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
     109     Mil Equities
     201     Myers Group III, Inc.
     202     Myers Group IV, Inc.
     230     Myers, Israel
     185     Nevas, Alan
     186     Nevas, Leo
     111     Novick, Lawrence
     112     Oestreich, David A.
     113     Oestreich, Joan E.
     115     Oppenheimer, Martin J.
     116     Oppenheimer, Suzanne
     210     Phillips, Jonathan
     183     Phillips, Lynn
     158     Prentice Revocable Trust, 12/12/75
     121     Reichler, Richard
     122     Reingold, Suzy
     123     Roberts, H. Richard
     124     Roche, Sara
     125     Rolfe, Ronald
     231     Root, Leon
     126     Rosenberg, Ilse
      97     Rosenheim, Edna Revocable Living Trust
     127     Rosenzveig, Abraham
     128     Rubashkin, Martin
     129     RUBIN, MURRAY M.
             RUBIN, MURRAY M. & ISABELLE TRUST
             RUBIN, ISABELLE & MURRAY TRUST
     130     Sahid, Joseph
     132     Saunders, Paul
     131     Saul, Andrew
     133     Schacht, Ronald
    1283     Schwartz, Carolynn
     135     Schwartz, Samuel Trust UWO Barbara Schwartz
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
     140     Shapiro, Howard
     142     Shapiro, Robert I.
     143     Shasha, Alfred
     144     Shasha, Alfred A. & Hanina
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94
     146     Shasha, Robert Y.
      87     Shasha-Kupchick, Leslie
     147     Sheridan Family Partners, L.P.
     148     Shine, William
     232     Shuman, Stanley S.
     149     Silberstein, John J.
     150     Silbert, Harvey I.
     248     Simons, Robert - Estate of
     152     Sims, David
     233     Skoker, Saul
     154     Steiner, Phillip Harry
     155     Steiner, Richard Harris
     234     Strauss, Melville
     249     Sussman, Walter
     156     Tannenbaum, Bernard
     157     Tannenbaum, Bernice
     159     Tartikoff Living Trust
     235     Tessler, Allan R.
             VUSA PROPERTIES, INC.
     164     Winik, Trust U/W/O Carolyn
     161     Watt, Emily
     160     Wang, Kevin
     162     Weissman, Sheila
     236     Wexler, Monte
     237     Wexner, Leslie H.
     163     WILLIAMS, JOHN
     238     WSNH Partners
                                                                               ---------------------------------------------------
                                                                TOTAL                    400,000      $10,000,000       100.00%
                                                                               ---------------------------------------------------



                                                                                  -------------------------------------------------
                                                                                           Common Units                Total
Partner                                                                           ------------------------------      Common
   #                                                                                   A                 D             Units
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan                                                                  976            930            1,906
     212     Mendik, Susan Trust u/w/o Jean A. Batkin                                        58          4,474            4,532
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                                10,256           10,256
     109     Mil Equities                                                                                6,667            6,667
     201     Myers Group III, Inc.                                                       17,641                          17,641
     202     Myers Group IV, Inc.                                                       126,979                         126,979
     230     Myers, Israel                                                                  880                             880
     185     Nevas, Alan                                                                  1,636                           1,636
     186     Nevas, Leo                                                                   3,271                           3,271
     111     Novick, Lawrence                                                                              154              154
     112     Oestreich, David A.                                                             43         38,808           38,851
     113     Oestreich, Joan E.                                                              43         38,802           38,845
     115     Oppenheimer, Martin J.                                                                        338              338
     116     Oppenheimer, Suzanne                                                                          338              338
     210     Phillips, Jonathan                                                                          3,364            3,364
     183     Phillips, Lynn                                                                              3,364            3,364
     158     Prentice Revocable Trust, 12/12/75                                                          2,601            2,601
     121     Reichler, Richard                                                                           5,400            5,400
     122     Reingold, Suzy                                                                 224          4,888            5,112
     123     Roberts, H. Richard                                                                        39,426           39,426
     124     Roche, Sara                                                                                 3,364            3,364
     125     Rolfe, Ronald                                                                               1,844            1,844
     231     Root, Leon                                                                     440                             440
     126     Rosenberg, Ilse                                                                               576              576
      97     Rosenheim, Edna Revocable Living Trust                                                      1,124            1,124
     127     Rosenzveig, Abraham                                                                         3,744            3,744
     128     Rubashkin, Martin                                                                             460              460
     129     RUBIN, MURRAY M.                                                                            3,364            3,364
             RUBIN, MURRAY M. & ISABELLE TRUST                                                                                0
             RUBIN, ISABELLE & MURRAY TRUST                                                                                   0
     130     Sahid, Joseph                                                                               1,844            1,844
     132     Saunders, Paul                                                                              1,844            1,844
     131     Saul, Andrew                                                                               20,196           20,196
     133     Schacht, Ronald                                                                               988              988
    1283     Schwartz, Carolynn                                                                          4,534            4,534
     135     Schwartz, Samuel Trust UWO Barbara Schwartz                                                 4,278            4,278
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                                 256              256
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                                               0                0
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                                 0                0
     140     Shapiro, Howard                                                                               932              932
     142     Shapiro, Robert I.                                                                          3,364            3,364
     143     Shasha, Alfred                                                                              5,770            5,770
     144     Shasha, Alfred A. & Hanina                                                                  7,484            7,484
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94                                                13,676           13,676
     146     Shasha, Robert Y.                                                                           1,710            1,710
      87     Shasha-Kupchick, Leslie                                                                         0                0
     147     Sheridan Family Partners, L.P.                                                             15,944           15,944
     148     Shine, William                                                                              2,766            2,766
     232     Shuman, Stanley S.                                                           1,760                           1,760
     149     Silberstein, John J.                                                        82,804                          82,804
     150     Silbert, Harvey I.                                                                         57,409           57,409
     248     Simons, Robert - Estate of                                                                      0                0
     152     Sims, David                                                                 59,194                          59,194
     233     Skoker, Saul                                                                   880                             880
     154     Steiner, Phillip Harry                                                                      1,124            1,124
     155     Steiner, Richard Harris                                                                     1,124            1,124
     234     Strauss, Melville                                                              880                             880
     249     Sussman, Walter                                                                               930              930
     156     Tannenbaum, Bernard                                                                           912              912
     157     Tannenbaum, Bernice                                                                            76               76
     159     Tartikoff Living Trust                                                                      3,364            3,364
     235     Tessler, Allan R.                                                              880                             880
             VUSA PROPERTIES, INC.                                                        1,119                           1,119
     164     Winik, Trust U/W/O Carolyn                                                                  3,364            3,364
     161     Watt, Emily                                                                                 1,332            1,332
     160     Wang, Kevin                                                                 78,714                          78,714
     162     Weissman, Sheila                                                                              664              664
     236     Wexler, Monte                                                                  176                             176
     237     Wexner, Leslie H.                                                           10,563                          10,563
     163     WILLIAMS, JOHN                                                                              2,244            2,244
     238     WSNH Partners                                                                2,641                           2,641
                                                                                 -----------------------------------------------
                                                                 TOTAL               93,717,202        862,497       94,579,699
                                                                                 -------------------------------------------------

                                                                                  -------------------------------------------------
                                                                                       Value       Percentage
Partner                                                                               Common         Common             Total
   #                                                                                   Units          Units             Units
-----------------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan                                                              74,334         0.0020%             1,906
     212     Mendik, Susan Trust u/w/o Jean A. Batkin                                  176,748         0.0048%             4,532
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein               399,984         0.0108%            10,256
     109     Mil Equities                                                              260,013         0.0070%             6,667
     201     Myers Group III, Inc.                                                     687,999         0.0187%            17,641
     202     Myers Group IV, Inc.                                                    4,952,181         0.1343%           126,979
     230     Myers, Israel                                                              34,320         0.0009%               880
     185     Nevas, Alan                                                                63,804         0.0017%             1,636
     186     Nevas, Leo                                                                127,569         0.0035%             3,271
     111     Novick, Lawrence                                                            6,006         0.0002%               154
     112     Oestreich, David A.                                                     1,515,189         0.0411%            38,851
     113     Oestreich, Joan E.                                                      1,514,955         0.0411%            38,845
     115     Oppenheimer, Martin J.                                                     13,182         0.0004%               338
     116     Oppenheimer, Suzanne                                                       13,182         0.0004%               338
     210     Phillips, Jonathan                                                        131,196         0.0036%             3,364
     183     Phillips, Lynn                                                            131,196         0.0036%             3,364
     158     Prentice Revocable Trust, 12/12/75                                        101,439         0.0028%             2,601
     121     Reichler, Richard                                                         210,600         0.0057%             5,400
     122     Reingold, Suzy                                                            199,368         0.0054%             5,112
     123     Roberts, H. Richard                                                     1,537,614         0.0417%            39,426
     124     Roche, Sara                                                               131,196         0.0036%             3,364
     125     Rolfe, Ronald                                                              71,916         0.0019%             1,844
     231     Root, Leon                                                                 17,160         0.0005%               440
     126     Rosenberg, Ilse                                                            22,464         0.0006%               576
      97     Rosenheim, Edna Revocable Living Trust                                     43,836         0.0012%             1,124
     127     Rosenzveig, Abraham                                                       146,016         0.0040%             3,744
     128     Rubashkin, Martin                                                          17,940         0.0005%               460
     129     RUBIN, MURRAY M.                                                          131,196         0.0036%             3,364
             RUBIN, MURRAY M. & ISABELLE TRUST                                               0         0.0000%                 0
             RUBIN, ISABELLE & MURRAY TRUST                                                  0         0.0000%                 0
     130     Sahid, Joseph                                                              71,916         0.0019%             1,844
     132     Saunders, Paul                                                             71,916         0.0019%             1,844
     131     Saul, Andrew                                                              787,644         0.0214%            20,196
     133     Schacht, Ronald                                                            38,532         0.0010%               988
    1283     Schwartz, Carolynn                                                        176,826         0.0048%             4,534
     135     Schwartz, Samuel Trust UWO Barbara Schwartz                               166,842         0.0045%             4,278
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz                               9,984         0.0003%               256
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                               0         0.0000%                 0
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                 0         0.0000%                 0
     140     Shapiro, Howard                                                            36,348         0.0010%               932
     142     Shapiro, Robert I.                                                        131,196         0.0036%             3,364
     143     Shasha, Alfred                                                            225,030         0.0061%             5,770
     144     Shasha, Alfred A. & Hanina                                                291,876         0.0079%             7,484
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94                               533,364         0.0145%            13,676
     146     Shasha, Robert Y.                                                          66,690         0.0018%             1,710
      87     Shasha-Kupchick, Leslie                                                         0         0.0000%                 0
     147     Sheridan Family Partners, L.P.                                            621,816         0.0169%            15,944
     148     Shine, William                                                            107,874         0.0029%             2,766
     232     Shuman, Stanley S.                                                         68,640         0.0019%             1,760
     149     Silberstein, John J.                                                    3,229,356         0.0875%            82,804
     150     Silbert, Harvey I.                                                      2,238,951         0.0607%            57,409
     248     Simons, Robert - Estate of                                                      0         0.0000%                 0
     152     Sims, David                                                             2,308,566         0.0626%            59,194
     233     Skoker, Saul                                                               34,320         0.0009%               880
     154     Steiner, Phillip Harry                                                     43,836         0.0012%             1,124
     155     Steiner, Richard Harris                                                    43,836         0.0012%             1,124
     234     Strauss, Melville                                                          34,320         0.0009%               880
     249     Sussman, Walter                                                            36,270         0.0010%               930
     156     Tannenbaum, Bernard                                                        35,568         0.0010%               912
     157     Tannenbaum, Bernice                                                         2,964         0.0001%                76
     159     Tartikoff Living Trust                                                    131,196         0.0036%             3,364
     235     Tessler, Allan R.                                                          34,320         0.0009%               880
             VUSA PROPERTIES, INC.                                                      43,641         0.0012%             1,119
     164     Winik, Trust U/W/O Carolyn                                                131,196         0.0036%             3,364
     161     Watt, Emily                                                                51,948         0.0014%             1,332
     160     Wang, Kevin                                                             3,069,846         0.0832%            78,714
     162     Weissman, Sheila                                                           25,896         0.0007%               664
     236     Wexler, Monte                                                               6,864         0.0002%               176
     237     Wexner, Leslie H.                                                         411,957         0.0112%            10,563
     163     WILLIAMS, JOHN                                                             87,516         0.0024%             2,244
     238     WSNH Partners                                                             102,999         0.0028%             2,641
                                                                                ------------------------------------------------
                                                  TOTAL                          3,688,595,213       100.0000%       148,792,351
                                                                                 -----------------------------------------------


                                                                                     -----------------------------------
Partner                                                                                      Total           Percentage
   #                                                                                         Value            Interest
------------------------------------------------------------------------------------------------------------------------
     108     Mendik, Susan                                                                   74,334         0.0014%
     212     Mendik, Susan Trust u/w/o Jean A. Batkin                                       176,748         0.0033%
      72     L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                    399,984         0.0074%
     109     Mil Equities                                                                   260,013         0.0048%
     201     Myers Group III, Inc.                                                          687,999         0.0128%
     202     Myers Group IV, Inc.                                                         4,952,181         0.0919%
     230     Myers, Israel                                                                   34,320         0.0006%
     185     Nevas, Alan                                                                     63,804         0.0012%
     186     Nevas, Leo                                                                     127,569         0.0024%
     111     Novick, Lawrence                                                                 6,006         0.0001%
     112     Oestreich, David A.                                                          1,515,189         0.0281%
     113     Oestreich, Joan E.                                                           1,514,955         0.0281%
     115     Oppenheimer, Martin J.                                                          13,182         0.0002%
     116     Oppenheimer, Suzanne                                                            13,182         0.0002%
     210     Phillips, Jonathan                                                             131,196         0.0024%
     183     Phillips, Lynn                                                                 131,196         0.0024%
     158     Prentice Revocable Trust, 12/12/75                                             101,439         0.0019%
     121     Reichler, Richard                                                              210,600         0.0039%
     122     Reingold, Suzy                                                                 199,368         0.0037%
     123     Roberts, H. Richard                                                          1,537,614         0.0285%
     124     Roche, Sara                                                                    131,196         0.0024%
     125     Rolfe, Ronald                                                                   71,916         0.0013%
     231     Root, Leon                                                                      17,160         0.0003%
     126     Rosenberg, Ilse                                                                 22,464         0.0004%
      97     Rosenheim, Edna Revocable Living Trust                                          43,836         0.0008%
     127     Rosenzveig, Abraham                                                            146,016         0.0027%
     128     Rubashkin, Martin                                                               17,940         0.0003%
     129     RUBIN, MURRAY M.                                                               131,196         0.0024%
             RUBIN, MURRAY M. & ISABELLE TRUST                                                    0         0.0000%
             RUBIN, ISABELLE & MURRAY TRUST                                                       0         0.0000%
     130     Sahid, Joseph                                                                   71,916         0.0013%
     132     Saunders, Paul                                                                  71,916         0.0013%
     131     Saul, Andrew                                                                   787,644         0.0146%
     133     Schacht, Ronald                                                                 38,532         0.0007%
    1283     Schwartz, Carolynn                                                             176,826         0.0033%
     135     Schwartz, Samuel Trust UWO Barbara Schwartz                                    166,842         0.0031%
     139     Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                    9,984         0.0002%
     136     Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                                    0         0.0000%
     138     Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                      0         0.0000%
     140     Shapiro, Howard                                                                 36,348         0.0007%
     142     Shapiro, Robert I.                                                             131,196         0.0024%
     143     Shasha, Alfred                                                                 225,030         0.0042%
     144     Shasha, Alfred A. & Hanina                                                     291,876         0.0054%
     145     Shasha, Alfred & Hanina Trustees UTA 6/8/94                                    533,364         0.0099%
     146     Shasha, Robert Y.                                                               66,690         0.0012%
      87     Shasha-Kupchick, Leslie                                                              0         0.0000%
     147     Sheridan Family Partners, L.P.                                                 621,816         0.0115%
     148     Shine, William                                                                 107,874         0.0020%
     232     Shuman, Stanley S.                                                              68,640         0.0013%
     149     Silberstein, John J.                                                         3,229,356         0.0599%
     150     Silbert, Harvey I.                                                           2,238,951         0.0416%
     248     Simons, Robert - Estate of                                                           0         0.0000%
     152     Sims, David                                                                  2,308,566         0.0428%
     233     Skoker, Saul                                                                    34,320         0.0006%
     154     Steiner, Phillip Harry                                                          43,836         0.0008%
     155     Steiner, Richard Harris                                                         43,836         0.0008%
     234     Strauss, Melville                                                               34,320         0.0006%
     249     Sussman, Walter                                                                 36,270         0.0007%
     156     Tannenbaum, Bernard                                                             35,568         0.0007%
     157     Tannenbaum, Bernice                                                              2,964         0.0001%
     159     Tartikoff Living Trust                                                         131,196         0.0024%
     235     Tessler, Allan R.                                                               34,320         0.0006%
             VUSA PROPERTIES, INC.                                                           43,641         0.0008%
     164     Winik, Trust U/W/O Carolyn                                                     131,196         0.0024%
     161     Watt, Emily                                                                     51,948         0.0010%
     160     Wang, Kevin                                                                  3,069,846         0.0570%
     162     Weissman, Sheila                                                                25,896         0.0005%
     236     Wexler, Monte                                                                    6,864         0.0001%
     237     Wexner, Leslie H.                                                              411,957         0.0076%
     163     WILLIAMS, JOHN                                                                  87,516         0.0016%
     238     WSNH Partners                                                                  102,999         0.0019%
                                                                                      ------------------------------
                                                                TOTAL                 5,387,773,209       100.0000%
                                                                                      ------------------------------


                                                                                  COMMON UNITS
                                                                                 ---------------
                                                                                 Vornado                             88,722,323
                                                                                 909 Third Refinance                     13,248
                                                                                 Original Mendik Partners             2,830,993
                                                                                 Newkirk Partners                     1,797,162
                                                                                 Kennedy Partners                       389,007
                                                                                 Freezer Services Partners              144,620
                                                                                 Westport Partners                        4,907
                                                                                 770 Broadway Partner                   458,964
                                                                                 20 Broad Partners                       16,064
                                                                                 High Point Partners                    202,411
                                                                                                                     -----------
                                                                                                                     94,579,699
                                                                                                                     ===========